TRUSTEE'S DISTRIBUTION STATEMENT

  THE                      TO THE HOLDERS OF:                98-CAT-1
BANK OF                    The Bank of New York, as Trustee under the
  NEW                      Lehman Brothers Racers Series
  YORK                     Class A-1 Certificates
                                   CUSIP NUMBER: 219-87H-AQ8

in accordance with the Standard Terms and Conditions of Trust, The Bank of New York, as trustee submits the following cash basis statement for the period ending : September 01,2000

INTEREST ACCOUNT
----------------

Balance as of           March 01,2000                                                                          $0.00
      Schedule Income received on securities........................................                   $1,843,750.00
      Unscheduled Income received on securities...................................                             $0.00
      Schedule Interest received from Swap Counterparty.......................                                 $0.00
      Unscheduled Interest received from Swap Counterparty.................                                    $0.00
      Interest Received on sale of Securties..........................                                         $0.00
LESS:

      Distribution to Beneficial Holders...........................................  $1,258,710.00
      Distribution to Swap Counterparty...........................................           $0.00
      Trustee Fees..................................................................     $2,250.00
      Fees allocated for third party expenses...............                               $750.00
Balance as of           September 01,2000                                                 Subtotal       $582,040.00


PRINCIPAL ACCOUNT
-----------------

Balance as of           March 01,2000                                                                          $0.00
      Scheduled Principal payment received on securities.......................                                $0.00
      Principal received on sale of securities.............................                                    $0.00
LESS:

      Distribution to Beneficial Holders.......................................        $582,040.00
      Distribution to Swap Counterparty........................................              $0.00
Balance as of           September 01,2000                                                 Subtotal       $582,040.00
                                                                                           Balance             $0.00

             UNDERLYING SECURITIES HELD AS OF:      September 01,2000

Principal                                           Title of Security
Amount                                              CATERPILLAR INC
          5,000,000                                 CUSIP# : 149-123-BE0